UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2022

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 445-3060

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2022 cbdMD, Inc. (the “Company”) entered into an amendment to the Amended and Restated Executive Employment Agreement dated April 19, 2021 between CBD Industries, LLC, a wholly-owned subsidiary of the Company, and Mr. R. Scott Coffman, its co-Chief Executive Officer. Under the terms of Amendment No. 1 to the Amended and Restated Executive Employment Agreement, Mr. Coffman’s annual base salary shall remain at $370,000 for the period commencing on January 1, 2022 and ending on December 31, 2022 (the “Calendar Year 2022 Compensation Period”), an $80,000 reduction from the base salary (the “Reduced Amount”) for such period under the Amended and Restated Executive Employment Agreement. In the event that Mr. Coffman and the Company agree the Company’s performance has improved during the Calendar Year 2022 Compensation Period, Mr. Coffman will have the right to an annual compensation of $420,000 for the Calendar Year 2022 Compensation Period, including payment of the Reduced Amount.

The foregoing summary of the terms and conditions of the Amendment No. 1 to the Amended and Restated Executive Employment Agreement is qualified in its entirety by reference to the form of amendment which is filed as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

		Incorporated by Reference			Filed or Furnished
No.	Exhibit Description	Form	Date Filed	Number	Herewith

10.1	Amendment No. 1 effective December 31, 2021 to the Amended and Restated Executive Employment Agreement between CBD Industries LLC and R. Scott Coffman				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: January 14, 2022	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer

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